UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)		August 9, 2002
POTOMAC ELECTRIC POWER COMPANY (Exact name of registrant as specified in its charter)
District of Columbia and Virginia (State or other jurisdiction of incorporation)	1-1072 (Commission File Number)	53-0127880 (I.R.S. Employer Identification No.)
701 Ninth Street, N. W., Washington, D. C (Address of principal executive offices		20068 (Zip Code)
Registrant's telephone number, including area code		(202) 872-3526
(Former Name or Former Address, if Changed Since Last Report)

PEPCO Form 8-K
Item 7.	Financial Statements and Exhibits.
(c) Exhibits
	Exhibit No.	Description of Exhibit	Reference
	99.1	Statement Under Oath of Principal Executive Officer regarding facts and circumstances relating to Exchange Act filings	Filed herewith.
	99.2	Statement Under Oath of Principal Financial Officer regarding facts and circumstances relating to Exchange Act filings	Filed herewith.
Item 9.

Regulation FD Disclosure.

On August 9, 2002, John M. Derrick, Jr., Chief Executive Officer, and Andrew W. Williams, Chief Financial Officer, of Potomac Electric Power Company each submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. A copy of each of these statements is attached hereto as Exhibits 99.1 and 99.2.

Signatures Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
August 9, 2002 DATE	-2-	Potomac Electric Power Company (Registrant) By: A. W. WILLIAMS Andrew W. Williams Senior Vice President and Chief Financial Officer